SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2011

DIVINE SKIN, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 Meridian Avenue, Suite 301 Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Divine Skin, Inc., a Florida corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on July 5, 2011 to report a change in the Company’s certifying accountant (the “Original Filing”). This Amendment No. 1 to Form 8-K (“Amendment”) supplements our Original Filing in order to incorporate a letter from RBSM LLP, dated July 8, 2011 and filed as Exhibit 16.1 hereto.

Except as described above, no other changes have been made to the Original Filing and this Amendment does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Original Filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVINE SKIN, INC.

Dated: July 8, 2011	By:	/s/ Daniel Khesin
Name: Daniel Khesin
Chief Executive Officer and Director

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